Annual Shareholder Meeting

April 17, 2012
Exhibit 99.1

Safe Harbor Statement
This presentation includes “forward-looking statements” within the meaning of Section
27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as
amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,”
“should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following:

❑Increasing competition in the communications industry; and

❑A complex and uncertain regulatory environment.

A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov,
www.shentel.com or on request from the Company. The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

Annual Shareholder Meeting

April 17, 2012

Web
Maps
Shopping
Music
Video

Postpaid
Prepaid
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

PCS Subscriber Growth History

SHENTEL

200%
150%
100%
50%
0%
-50%
5 YRS
10 YRS
15 YRS
20 YRS

Total Change in Stock Price

Note: Adjusted for stock splits and as of the end of year close.

SHENTEL

800%
700%
600%
500%
400%
300%
200%
100%
0%
5 YRS
10 YRS
15 YRS
20 YRS

Total Change in Dividends per Share

Note: Adjusted for stock splits.

Earle MacKenzie
COO and EVP

SHENTEL

17% CAGR
187
211
223
277
50
227
303
67
236
356
107
249
2007
2008
2009
7/1/2010
12/31/2010
12/31/2011
Postpaid
Prepaid

Key Operational Results - Wireless

PCS Retail Subscribers (000s)

29,950
17,071
12,879
53,955
40,144
13,811
2010
2011
Postpaid
Prepaid

Key Operational Results - Wireless

PCS Net Additions

How Does Shentel’s Wireless Compare?
 2011 Results (in thousands)
Verizon
AT&T
Sprint
Shentel
US
Cellular
Alltel
(ATNI)
T-
Mobile
nTelos
Covered
POPs

296,000

313,000
 277,800
46,888
 4,500

280,200

5,915
2011 Net
Adds or
(Loss)
5,419
7,699
5,111
54..
(186)
(10)
(1,232)
(18)
Total Subs
107,798
103,247

55,021

5,891
 582

33,734

415
Penetration
36.4%
33.0%
19.8%
17.3%.
12.6%
12.9%
12.4%
7.0%
 Note: All metrics include wholesale subscribers.

$55.54
$22.63
$32.91
$59.44
$27.47
$31.97
$17.60
$22.33
Postpaid Q4'10
Postpaid Q4'11
Prepaid 2010
Prepaid 2011

Key Operational Results - Wireless
PCS Gross Billed Data & Voice

Investing in the Future

❑ Keeps Shentel’s network aligned with Sprint’s
❑ Allows Shentel to remain competitive with Verizon and
 AT&T
❑ Improve customers’ experience
❑ Provide 4G LTE service in entire coverage area
❑ Provide better in building and overall coverage
❑ Gives Shentel potential to leverage investment

❑ Convert existing iDEN customers to our network

Profile of the Sprint Nextel Relationship - Postpaid
❑ Contract
 ➢ Initial term to 2024
 ➢ Two 10 year renewals
 ➢ Defined exit value
 based on DCF
❑ Net Service Fee of 12%
 (14% maximum):
 ➢ Billing
 ➢ Customer care
 ➢ Long distance
 ➢ Travel/Roaming
 ➢ National channel
 handset subsidies
❑ Access to Additional
 Spectrum

 ➢ G Block - PCS
 ➢ 800Mhz - iDEN
❑ Management Fee of 8%
 (Fixed for life of contract)
 ➢ Spectrum
 ➢ Brand
 ➢ National platform
 ➢ Access to Sprint
 vendors on similar
 terms

..

Network Vision - 2012 & 2013
❑ Plan to upgrade 274 cell sites in 2012 and the remaining
 236 in 2013 including:

 ➢ Multi-modal base station at each site
 ➢ Expanded backhaul capacity
 ➢ LTE in the PCS G-block
 ➢ Voice service in the 800Mhz block
❑ Expect to launch LTE as early as Q3 2012

..

..

SHENTEL

SHENTEL

Advanced Media and Communications Solutions

Cable & Fiber Optic Network

Map Key:
Shenandoah County
Former Rapid
Former Jet Broadband
Former Suddenlink
Oakland
Hagerstown
Martinsburg
Shepherdstown
Salem
Winchester
Leesburg
Ashburn (Equinix)
Herndon
Strasburg
Front Royal
Woodstock
Edinburg (NOC)
Warrenton
New Market
Harrisonburg
Petersburg
Weston
Franklin
Charleston
Marlinton
Summersville
Charlottesville
Pineville
Beckley
Covington
Welch
Lynchburg
Appomattox
Bedford
Roanoke
Rustburg
Farmville
Crewe
Radford
Dinwiddie
Lebanon
Wytheville
Rocky Mount
Keysville
Blackstone
Kenbridge
Lawrenceville
Martinsville
South Boston
Clarksville
Danville
South Hill
IP Peering
Atlanta, GA

Cable Service Areas

32.1
2.5
29.5
128.3
6.3
31.8
90.1
137.2
9.9
37.0
90.3
2009
2010
2011
Video
Data
Voice

Cable Revenue Generating Units (in thousands)

SHENTEL

	12/31/2010	12/31/2011	Industry Average *
Video			
Homes Passed	178,763	182,156	
Penetration	38%	36%	43%
High-speed Internet			
Available Homes	144,099	156,119	
Penetration	21%	24%	36%
Voice			
Available Homes	118,652	143,235	
Penetration	5%	7%	19%

How Does Shentel Cable Compare?

* Industry Averages are from SNL Kagan's estimate of U.S. totals.

Why Cable has a Competitive Advantage

❑ Issues with the Local Telephone Company
 ➢ Limits of DSL - Is it the new dial up?
 ➢ Requires significant capital investment to offer comparable
 ➢ Loss of cash flow from shrinking voice service
 ➢ Long-term pricing advantages as access revenues decrease
 ➢ Bundling of satellite video with their voice and DSL

❑ Issues with Satellite - Dish/DirecTV
 ➢ Bundling of telco DSL and voice with their video
 ➢ Satellite internet is fast but has limited capacity
 ➢ No local presence

Shentel’s Cable Advantage

❑ We know Telephone - Our primary competitor
 ➢ Needs to spend lots of capital to match our service
 ➢ Unfavorable changes in economics
❑ Own/control our backbone fiber network
❑ Own our telephone switch
❑ Regional focus on small markets

SHENTEL

Wireless
Wireline
Cable
Other
$51.1
$54.3
$74.6
$138.4
$16.5
$8.8
$21.9
$27.4
$11.2
$12.8
$36.4
$10.2
$24.5
$34.2
$15.3
$81.9
2009
2010
2011
2012

Broadband
Other
$51.1
$54.3
$74.6
$138.4
$20.9
$30.2
$19.4
$34.9
$24.5
$50.1
$28.9
$109.5
2009
2010
2011
2012

Investing in the Future - CapEx Spending (in millions)

Adele Skolits
CFO and VP of Finance

2011 Financial Highlights
Net Income (in millions)
Net Income from Continuing
Operating (in millions)

$300
$250
$200
$150
$100
$50
$0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Revenues (in millions)
Note: Effective 2007, Shentel amended its agreement with Sprint Nextel. The net effect of this amendment was a reduction in both revenues and expenses.

SHENTEL

Wireline
Wireless
Cable
$70
$60
$50
$40
$30
$20
$10
$0
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011

Mix of Revenues by Quarter (in millions)

SHENTEL

Change in Mix of Revenues

1Q 2008
4%
25%
71%
4Q 2011
27%
13%
60%

Wireline
Wireless
Cable

SHENTEL

Cost of goods and services
Selling, general and administrative
Depreciation and amortization
Income tax expense
Other
Interest expense
$65
$55
$45
$35
$25
$15
$5
($5)
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011

Expenses by Quarter (in millions)

SHENTEL

5.0x
4.5x
4.0x
3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Debt to Operating Cash Flow

SHENTEL

$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Cash Dividends Per Share

Annual Shareholder Meeting

April 17, 2012